                                                                      EX-99.23.i

                               BROWN, CUMMINS & BROWN CO., L.P.A.
                                 ATTORNEYS AND COUNSELORS AT LAW
                                        3500 CAREW TOWER
J. W. BROWN (1911-1995)                  441 VINE STREET                     JOANN M. STRASSER
JAMES R. CUMMINS                      CINCINNATI, OHIO 45202                 AARON A. VANDERLAAN
ROBERT S BROWN                       TELEPHONE (513) 381-2121
DONALD S. MENDELSOHN                TELECOPIER (513) 381-2125                  ---------------
LYNNE SKILKEN                                                                    OF COUNSEL
AMY G. APPLEGATE                                                               GILBERT BETTMAN
KATHRYN KNUE PRZYWARA
MELANIE S. CORWIN



                                          April 18, 2000



Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, NW
Judiciary Plaza
Washington, D.C.  20549

      Re:  Johnson Mutual Funds Trust, File Nos. 33-52970 and 811-7254

Ladies and Gentlemen:

      On behalf of Johnson Mutual Funds Trust, a registered investment company (the "Trust"), we hereby file by EDGAR Post-Effective Amendment No. 12 to the Trust's Registration Statement. The Amendment is being filed pursuant to Rule 485(b) promulgated under the Securities Act of 1933 for the purpose of filing updated financial statements and other updating information. The Amendment does not contain any disclosure which would render it ineligible to become effective under such rule.

      If you have any questions concerning this filing, please contact Donald S. Mendelsohn at 513-381-2121.

                                Very truly yours,



                                Brown, Cummins, & Brown Co., LPA

                                                                      EX-99.23.i

                               BROWN, CUMMINS & BROWN CO., L.P.A.
                                 ATTORNEYS AND COUNSELORS AT LAW
                                        3500 CAREW TOWER
J. W. BROWN (1911-1995)                  441 VINE STREET                     JOANN M. STRASSER
JAMES R. CUMMINS                      CINCINNATI, OHIO 45202                 AARON A. VANDERLAAN
ROBERT S BROWN                       TELEPHONE (513) 381-2121
DONALD S. MENDELSOHN                TELECOPIER (513) 381-2125                  ---------------
LYNNE SKILKEN                                                                    OF COUNSEL
AMY G. APPLEGATE                                                               GILBERT BETTMAN
KATHRYN KNUE PRZYWARA
MELANIE S. CORWIN



                                             April 18, 2000



Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio 45247


Ladies and Gentlemen:

      A legal opinion that we prepared was filed with your Post-Effective Amendment No. 7 to your Registration Statement (the "Legal Opinion"). We hereby give you our consent to incorporate by reference the Legal Opinion into Post-Effective Amendment No. 12 to your Registration Statement (the "Amendment"), and consent to all references to us in the Amendment.


                                Very truly yours,

                                       /s/

                                Brown, Cummins, & Brown Co., LPA